Exhibit 10.3

INTERSEARCH GROUP, INC.

2005 EQUITY INCENTIVE PLAN

(Effective as of December 16, 2005)

Section 1. PURPOSE AND DEFINITIONS

(a) Purpose. The purpose of this InterSearch Group, Inc. 2005 Equity Incentive Plan (the “Plan”) is to advance the interests of the shareholders of the Company by enhancing the Company’s ability to attract, retain, and motivate persons who make or are expected to make important contributions to the Company and its Subsidiaries by providing such persons with equity ownership opportunities and performance-based incentives, thereby better aligning the interests of such persons with those of the Company’s shareholders. In addition, by encouraging stock ownership by directors who are not employees of the Company or its Subsidiaries, the Company seeks to attract and retain on its Board persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

(b) Definitions. The following terms shall have the following respective meanings unless the context requires otherwise:

(1) The term “Administrator” shall mean the Compensation Committee of the Board or such other committee, individual or individuals appointed or delegated authority pursuant to Section 2(a) to administer the Plan.

(2) The term “Affiliate” or “Affiliates” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(3) The term “Annual Grant” shall have the meaning set forth in Section (4)(f)(2).

(4) The term “Beneficial Owner” shall mean beneficial owner as defined in Rule 13d-3 under the Exchange Act.

(5) The term “Board” shall mean the Board of Directors of the Company.

(6) The term “Cause” shall have the meaning set forth in the Participant’s employment or other agreement with the Company, any Subsidiary or any Affiliate, provided that if the Participant is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Cause, then Cause shall mean (i) the continued failure by the Participant to substantially perform his or her duties and obligations to the Company or any Subsidiary or Affiliate after receipt of written notice from the Company concerning such conduct, including without limitation, repeated refusal to follow the reasonable directions of his or her employer, (ii) intentional violation of law in the course of performance of the duties of Participant’s employment with the Company or any Subsidiary or Affiliate, (iii) engagement in misconduct which is materially injurious to the Company or any Subsidiary or Affiliate (other than any such failure resulting from his or her incapacity due to physical or mental illness); (iv) fraud or material dishonesty against the Company or any Subsidiary or Affiliate; or (v) a conviction or plea of guilty or nolo contendere for the commission of a felony or a crime involving material dishonesty. Determination of Cause shall be made by the Administrator in its sole discretion.

(7) The term “Change in Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

(A) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(B) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale. Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of (i) an Initial Public Offering or (ii) the consummation of any transaction or series of integrated transactions immediately following which the holders of the Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(8) The term “Code” shall mean the Internal Revenue Code of 1986, or any successor thereto, as the same may be amended and in effect from time to time.

(9) The term “Company” shall mean InterSearch Group, Inc., a Florida corporation.

(10) The term “Employee” shall mean a person who is employed by the Company or any Subsidiary, including an officer or director of the Company or any Subsidiary who is also an employee of the Company or any Subsidiary.

(11) The term “Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same may be amended and in effect from time to time.

(12) The term “Fair Market Value” shall mean, with respect to a share of Stock, if the Stock is then listed and traded on a registered national or regional securities exchange, or quoted on The National Association of Securities Dealers’ Automated Quotation System (including The Nasdaq Stock Market’s National Market), the average closing price of a share of Stock on such exchange or quotation system for the five trading days immediately preceding the date of grant of an Option or Stock Appreciation Right, or, if Fair Market Value is used herein in connection with any event other than the grant of an Option or Stock Appreciation Right, then such average closing price for the five trading days immediately preceding the date of such event. If the Stock is not traded on a registered securities exchange or quoted in such a quotation system, the Administrator shall determine the Fair Market Value of a share of Stock.

(13) The term “Incentive Stock Option” means an option granted under this Plan and which is an incentive stock option within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute.

(14) The term “Initial Grant” shall have the meaning set forth in Section 4(f)(2).

(15) The term “Initial Public Offering” shall mean the date of the initial public offering of securities by the Company.

(16) The term “Non-Employee Director” shall mean any member of the Company’s Board who is not an employee of the Company or of any Affiliate of the Company.

(17) The term “Nonqualified Stock Option” shall mean an option granted under the Plan which is not an Incentive Stock Option.

(18) The term “Option” or “Options” shall mean the option to purchase Stock in accordance with Section 4 on such terms and conditions as may be prescribed by the Administrator, whether or not such option is an Incentive Stock Option.

(19) The term “Other Stock-Based Awards” shall mean awards of Stock or other rights made in accordance with Section 5 on such terms and conditions as may be prescribed by the Administrator.

(20) The term “Participant” shall mean any eligible person who is granted a Plan Award hereunder.

(21) The term “Performance Goals” shall mean one or more business criteria based on individual, business unit, group, Company or other performance criteria selected by the Administrator.

(22) The term “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such terms shall not include (A) the Company or any Subsidiary corporation, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary corporation, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholder of the Company in substantially the same proportions as their ownership of stock of the Company.

(23) The term “Plan” shall mean the 2005 InterSearch Group, Inc. Equity Incentive Plan, as the same may be amended and in effect from time to time.

(24) The term “Plan Awards” or “Awards” shall mean awards or grants of stock Options and various other rights with respect to shares of Stock.

(25) The term “Stock Appreciation Right” shall mean the right to receive, without payment to the Company, an amount of cash or Stock as determined in accordance with Section 4, based on the amount by which the Fair Market Value of a share of Stock on the relevant valuation date exceeds the grant price.

(26) The term “Stock” shall mean shares of the Company’s common stock, par value $.001 per share.

(27) The term “Subsidiary” shall mean any “subsidiary corporation” within the meaning of Section 424(f) of the Code.

(28) The term “Ten Percent Shareholder” shall mean an individual who owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations within the meaning of Code Section 422.

Section 2. ADMINISTRATION AND PARTICIPANTS

(a) Administration. The Plan shall be administered by the Board of Directors or by any other committee appointed by the Board. If the Company has a class of securities registered under the Exchange Act, subject to the discretion of the Board, then such committee shall consist of not fewer than two members of the Board, each of whom shall qualify (at the time of appointment to the committee and during all periods of service on the committee) in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and as an outside director as defined in Section 162(m) of the Code and the regulations thereunder. The Administrator shall administer the Plan and perform such other functions as are assigned to it under the Plan. The Administrator is authorized, subject to the provisions of the Plan, from time to time to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and such interpretations of, and to take such steps in connection with, the Plan and the Plan Awards as it may deem necessary or advisable, in each case in its sole discretion. The Administrator’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not they are similarly situated. Any authority granted to the Administrator may also be exercised by the entire Board. To the extent that any permitted action taken by the Board conflicts with any action taken by the Administrator, the Board action shall control. To the extent permitted by applicable law and except for Awards granted to Persons who are subject to Section 16 of the Exchange Act, the Administrator may delegate any or all of its powers or duties under the Plan, including, but not limited to, its authority to make awards under the Plan to such person or persons as it shall appoint pursuant to such conditions or limitations as the Administrator may establish; provided, however, that the Administrator shall not delegate its authority to amend or modify the Plan pursuant to the provisions of Section 12(b) of the Plan. To the extent of any such delegation, the term “Administrator” when used herein shall mean and include any such delegate.

(b) Eligibility for Participation. Any Employee, director, officer, consultant, or advisor of the Company or its Subsidiaries may be granted Awards under the Plan, provided that consultants or advisors may only be granted Awards under the Plan if they are natural persons that provide bona fide services to the Company or its Subsidiaries. The Administrator shall designate each individual who will become a Participant. The Administrator’s designation of a Participant in any year shall not require the Administrator to designate such person to receive a Plan Award in any other year.

Section 3. STOCK AVAILABLE FOR PLAN AWARDS

(a) Stock Subject to Plan. The Stock to be subject to or related to Plan Awards may be either authorized and unissued shares or shares held in the treasury of the Company. The maximum number of shares of Stock with respect to which Plan Awards may be granted under the Plan, subject to adjustment in accordance with the provisions of Section 9, shall be 744,124 shares.

(b) Computation of Stock Available for Plan Awards. For the purpose of computing the total number of shares of Stock remaining available for Plan Awards under this Plan at any time while the Plan is in effect, the total number of shares determined to be available pursuant to subsections (a) and (c) of this Section 3 shall be reduced by, (1) the maximum number of shares of Stock subject to issuance upon exercise of outstanding Options or outstanding Stock Appreciation Rights granted under this Plan, and (2) the maximum number of shares of Stock related to outstanding Other Stock-Based Awards granted under this Plan, as determined by the Administrator in each case as of the dates on which such Plan Awards were granted.

(c) Terminated, Expired or Forfeited Plan Awards. The shares involved in the unexercised or undistributed portion of any terminated, expired or forfeited Plan Award shall be made available for further Plan Awards.

Section 4. OPTIONS AND STOCK APPRECIATION RIGHTS

(a) Grant of Options.

(1) The Administrator, at any time and from time to time while the Plan is in effect, may grant Options to such Employees and other eligible individuals as the Administrator may select, subject to the provisions of this Section 4 and Section 3 of the Plan. Subject to any limitations set forth in the Plan, the Administrator shall have complete discretion in determining: (a) the eligible individuals to be granted an Option; (b) the number of shares of Stock to be subject to the Option; (c) whether the Option is to be an Incentive Stock Option or a Nonqualified Stock Option; provided that, Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary; and (d) any other terms and conditions of the Option as determined by the Administrator in its sole discretion.

(2) Unless otherwise determined by the Administrator, Incentive Stock Options: (a) will be exercisable at a purchase price per share of not less than One Hundred percent (100%) (or, in the case of a Ten Percent Shareholder, one hundred and ten percent (110%)) of the Fair Market Value of the Stock on the date of grant; (b) will be exercisable over not more than ten (10) years (or, in the case of a Ten Percent Shareholder, five (5) years) after the date of grant; (c) will terminate not later than three (3) months after the Participant’s termination of employment for any reason other than disability or death; (d) will terminate not later than twelve (12) months after the Participant’s termination of employment as a result of a disability (within the meaning of Code Section 424); and (e) will comply in all other respects with the provisions of Code Section 422.

(3) Nonqualified Stock Options will be exercisable at purchase prices of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant, unless otherwise determined by the Administrator. Nonqualified Stock Options will be exercisable during such periods or on such date as determined by the Administrator and shall terminate at such time as the Administrator shall determine. Nonqualified Stock Options shall be subject to such terms and conditions as are determined by the Administrator; provided that any Option granted to a Section 162(m) Participant shall either have a purchase price of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant or be subject to the attainment of such Performance Goals as are established by the Administrator, unless otherwise determined by the Administrator.

(4) Each award agreement evidencing an Incentive Stock Option shall provide that, to the extent that the aggregate Fair Market Value of Stock (as determined on the date of the option grant) that may be purchased by a Participant for the first time during any calendar year pursuant to Incentive Stock Options granted under the Plan or any other plan of the Company or its Subsidiaries exceeds $100,000, then such option as to the excess shall be treated as a Nonqualified Stock Option. This limitation shall be applied by taking stock options into account in the order in which they were granted.

(b) Grant of Stock Appreciation Rights.

(1) The Administrator, at any time and from time to time while the Plan is in effect, may grant Stock Appreciation Rights to such Employees and other eligible individuals as it may select, subject to the provisions of this Section 4 and Section 3 of the Plan. Each Stock Appreciation Right may relate to all or a portion of a specific Option granted under the Plan and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, termination or expiration of such Option (a “Tandem SAR”), or may be granted independently of any Option, as determined by the Administrator. If the Stock Appreciation Right is granted independently of an Option, the grant price of such right shall be the Fair Market Value of Stock on the date of grant of such Stock Appreciation Right; provided, however, that the Administrator may, in its discretion, fix a grant price in excess of the Fair Market Value of Stock on such grant date.

(2) Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive, without payment to the Company, either (A) that number of shares of Stock determined by dividing (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, multiplied by the amount by which the Fair Market Value of a share of Stock on the day the right is exercised exceeds the grant price (such amount being hereinafter referred to as the “Spread”), by (ii) the Fair Market Value of a share of Stock on the exercise date; or (B) cash in an amount determined by multiplying (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, by (ii) the amount of the Spread; or (C) a combination of shares of Stock and cash, in amounts determined as set forth in clauses (A) and (B) above, as determined by the Administrator in its sole discretion; provided, however, that, in the case of a Tandem SAR, the total number of shares of Stock that may be received upon exercise of a Stock Appreciation Right for Stock shall not exceed the total number of shares subject to the related Option or portion thereof, and the total amount of cash which may be received upon exercise of a Stock Appreciation Right for cash shall not exceed the Fair Market Value on the date of exercise of the total number of shares subject to the related Option or portion thereof.

(c) Terms and Conditions.

(1) Each Option and Stock Appreciation Right granted under the Plan shall be exercisable on such date or dates, during such period, for such number of shares and subject to such further conditions, including but not limited to the attainment of Performance Goals, as shall be determined by the Administrator in its sole discretion and set forth in the provisions of the award agreement with respect to such Option and Stock Appreciation Right; provided, however, that a Tandem SAR shall not be exercisable prior to or later than the time the related Option could be exercised; and provided, further, that in any event no Option or Stock Appreciation Right shall be exercised beyond ten (10) years from the date of grant.

(2) The Administrator may impose such conditions as it may deem appropriate upon the exercise of an Option or a Stock Appreciation Right, including, without limitation, a condition that the Option or Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Administrator from time to time and consistent with the Plan.

(3) With respect to Options issued with Tandem SARs, the right of a Participant to exercise the Tandem SAR shall be cancelled if and to the extent the related Option is exercised, and the right of a Participant to exercise an Option shall be cancelled if and to the extent that shares of Stock covered by such Option are used to calculate shares or cash received upon exercise of the Tandem SAR.

(4) If any fractional share of Stock would otherwise be issued to a Participant upon the exercise of an Option or Stock Appreciation Right, the Participant shall be paid a cash amount equal to the same fraction of the Fair Market Value of the Stock on the date of exercise.

(5) In the event that any Option or Stock Appreciation Right granted hereunder is deemed to constitute deferred compensation within the meaning of Code section 409A, such Option or Stock Appreciation Right shall comply with the requirements of Code Section 409A and the provisions of such Code Section shall be deemed incorporated herein by reference to the extent required by law.

(d) Award Agreement. Each Option and Stock Appreciation Right shall be evidenced by an award agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve.

(e) Payment for Option Shares.

(1) Payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made in such manner as is provided in the applicable award agreement.

(2) Any payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made in cash. Notwithstanding the foregoing, if permitted by the Award Agreement or otherwise permitted by the Administrator, the payment may be made by delivery of shares of Stock beneficially owned by the Participant, or attestation by the Participant to the ownership of a sufficient number of shares of Stock, or by a combination of cash and Stock, at the election of the Participant; provided, however, that any shares of Stock so delivered or attested shall have been beneficially owned by the Participant for a period of not less than six (6) months prior to the date of exercise. Any such shares of Stock so delivered or attested shall be valued at their Fair Market Value on the date of such exercise. The Administrator shall determine whether and if so the extent to which actual delivery of share certificates to the Company shall be required. The Administrator also may authorize payment in accordance with a cashless exercise program under which, if so instructed by the Participant, Stock may be issued directly to the Participant’s broker upon receipt of the Option purchase price in cash directly to the broker.

(3) To the extent that the payment of the exercise price for the Stock purchased pursuant to the exercise of an Option is made with shares of Stock as provided in Section 4(e)(2) of the Plan, then, at the discretion of the Administrator, the Participant may be granted a replacement Option under the Plan to purchase a number of shares of Stock equal to the number of shares tendered or attested to as permitted in Section 4(e)(2) hereof, with an exercise price per share equal to the Fair Market Value on the date of grant of such replacement Option and with a term extending to the expiration date of the original Option.

(f) Nonqualified Stock Option Awards to Non-Employee Directors.

(1) Each Non-Employee Director shall automatically be granted Nonqualified Stock Options under the Plan in the manner set forth in this Section 4(f). A Non-Employee Director may hold more than one Nonqualified Stock Option, but only on the terms and subject to any restrictions set forth herein.

(2) Except as otherwise provided by the Administrator, each Non-Employee Director shall, as of the day such person first becomes a member of the Board, automatically be granted a Non-Qualified Stock Option to purchase 60,000 shares of Stock (the “Initial Grant”); provided, however, that the date of the Initial Grant to Non-Employee Directors serving in such capacity as of the effective date of the Plan shall be on the effective date of the Plan. Further, except as otherwise provided by the Administrator, each Non-Employee Director (if he or she continues to serve in such capacity) shall, on the first business day following the annual meeting of shareholders in each year during the time the Plan is in effect (beginning with the annual shareholders’ meeting in 2007), be granted a Non-Qualified Stock Option to purchase 45,000 shares of Stock (the “Annual Grant”), which number of shares shall be subject to adjustment in the manner provided in Section 9 of the Plan. If that number of shares of Stock available for grant under the Plan is not sufficient to accommodate the awards of Nonqualified Stock Options to Non-Employee Directors, then the remaining shares of Stock available for such automatic awards shall be granted to each Non-Employee Director who is to receive such an award on a pro-rata basis. No further grants shall be made until such time, if any, as additional shares of Stock become available for grant under the Plan.

(3) The exercise price per share for a Non-Qualified Stock Option granted to a Non-Employee Director under the Plan shall be equal to 100% of the Fair Market Value of a share of Stock on the date of grant of such Option.

(4) Initial Grants shall vest and become exercisable immediately as to one-half of the Option shares and shall vest and become exercisable as to the remaining one-half of the Option shares on the first anniversary of the date of grant (subject to continued service as a director through such vesting date). Annual Grants shall vest and become exercisable with respect to 1/24th of the Option shares on and after the first day of each calendar month following the date of grant (subject to continued service as a director through such vesting date). Notwithstanding the foregoing, such Options shall terminate on the earlier of:

(A) ten years after the date of grant;

(B) ninety (90) calendar days after the Non-Employee Director ceases to be a director of the Company for any reason, including as a result of the Non-Employee Director’s death, disability or retirement; or

(C) upon the Non-Employee Director’s removal for Cause.

Section 5. STOCK AND OTHER STOCK-BASED AND COMBINATION AWARDS

(a) Grants of Other Stock-Based Awards. The Administrator, at any time and from time to time while the Plan is in effect, may grant Other Stock-Based Awards to such Employees or other eligible individuals as it may select. Such Plan Awards pursuant to which Stock is or may in the future be acquired, or Plan Awards valued or determined in whole or part by reference to or otherwise based on Stock, may include, but are not limited to, awards of restricted Stock or Plan Awards denominated in the form of “stock units”, grants of so-called “phantom stock” and options containing terms or provisions differing in whole or in part from Options granted pursuant to Section 4 of the Plan. Other Stock-Based Awards may be granted either alone, in addition to, in tandem with or as an alternative to any other kind of Plan Award, grant or benefit granted under the Plan or under any other employee plan of the Company or Subsidiary, including a plan of any acquired entity. Each Other Stock-Based Award shall be evidenced by an award agreement in such form as the Administrator may determine.

(b) Terms and Conditions. Subject to the provisions of the Plan, the Administrator shall have the authority to determine the time or times at which Other Stock-Based Awards shall be made, the number of shares of Stock or stock units and the like to be granted or covered pursuant to such Plan Awards (subject to the provisions of Section 3 of the Plan) and all other terms and conditions of such Plan Awards, including, but not limited to, whether such Plan Awards shall be subject to the attainment of Performance Goals, and whether such Plan Awards shall be payable or paid in cash, Stock or otherwise. In the event that any Other Stock-Based Award granted hereunder is deemed to constitute deferred compensation within the meaning of Code section 409A, such Other Stock-Based Award shall comply with the requirements of Code Section 409A and the provisions of such Code Section shall be deemed incorporated herein by reference to the extent required by law.

(c) Consideration for Other Stock-Based Awards. In the discretion of the Administrator, any Other Stock-Based Award may be granted as a Stock bonus for no consideration other than services rendered.

(d) Dividend Equivalents on Plan Awards.

(1) The Administrator may determine that a Participant to whom an Other Stock-Based Award is granted shall be entitled to receive payment of the same amount of cash that such Participant would have received as cash dividends if, on each record date during the performance or restriction period relating to such Plan Award, such Participant had been the holder of record of a number of shares of Stock subject to the Award (as adjusted pursuant to Section 9 of the Plan). Any such payment may be made at the same time as a dividend is paid or may be deferred until such later date as is determined by the Administrator in its sole discretion. Such cash payments are hereinafter called “dividend equivalents”.

(2) Notwithstanding the provisions of subsection (d)(1) of this Section 5, the Administrator may determine that, in lieu of receiving all or any portion of any such dividend equivalent in cash, a Participant shall receive an award of whole shares of Stock having a Fair Market Value approximately equal to the portion of such dividend equivalent that was not paid in cash. Certificates for shares of Stock so awarded may be issued as of the payment date for the related cash dividend or may be deferred until a later date, and the shares of Stock covered thereby may be subject to the terms and conditions of the Plan Award to which it relates (including but not limited to the attainment of any Performance Goals) and the terms and conditions of the Plan, all as determined by the Administrator in its sole discretion.

Section 6. AWARDS TO PARTICIPANTS OUTSIDE OF THE UNITED STATES

In order to facilitate the granting of Plan Awards to Participants who are foreign nationals or who reside or work outside of the United States of America, the Administrator may provide for such special terms and conditions, including without limitation substitutes for Plan Awards, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such substitutes for Plan Awards may include a requirement that the Participant receive cash, in such amount as the Administrator may determine in its sole discretion, in lieu of any Plan Award or share of Stock that would otherwise have been granted to or delivered to such Participant under the Plan. The Administrator may approve any supplements to, or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for purposes of this Section 6 without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provision that is inconsistent with the terms of the Plan as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.

Section 7. PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON

(a) Issuance of Shares. Certificates for shares of Stock issuable pursuant to a Plan Award shall be issued to and registered in the name of the Participant who received such Award. The Administrator may require that such certificates bear such restrictive legend as the Administrator may specify and be held by the Company in escrow or otherwise pursuant to any form of agreement or instrument that the Administrator may specify. If the Administrator has determined that deferred dividend equivalents shall be payable to a Participant with respect to any Plan Award pursuant to Section 5(d) of the Plan, then concurrently with the issuance of such certificates, the Company shall deliver to such Participant a cash payment or additional shares of Stock in settlement of such dividend equivalents.

(b) Substitution of Shares. Notwithstanding the provisions of this subsection (b) or any other provision of the Plan, the Administrator may specify that a Participant’s Plan Award shall not be represented by certificates for shares of Stock but shall be represented by rights approximately equivalent (as determined by the Administrator) to the rights that such Participant would have received if certificates for shares of Stock had been issued in the name of such Participant in accordance with subsection (a) of this Section 7 (such rights being called “Stock Equivalents”). Subject to the provisions of Section 9 of the Plan and the other terms and provisions of the Plan, if the Administrator shall so determine, each Participant who holds Stock Equivalents shall be entitled to receive the same amount of cash that such Participant would have received as dividends if certificates for shares of Stock had been issued in the name of such Participant pursuant to subsection (a) of this Section 7 covering the number of shares equal to the number of shares to which such Stock Equivalents relate. Notwithstanding any other provision of the Plan to the contrary, the Stock Equivalents may, at the option of the Administrator, be converted into an equivalent number of shares of Stock or, upon the expiration of any restriction period imposed on such Stock Equivalents, into cash, under such circumstances and in such manner as the Administrator may determine.

(c) Cooperation. Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant shall terminate, for any reason other than death, while any Plan Award granted to such Participant is outstanding hereunder, and such Participant has not yet received the Stock covered by such Plan Award or otherwise received the full benefit of such Plan Award, such Participant, if otherwise entitled thereto, shall receive such Stock or benefit only if, during the entire period from the date of such Participant’s termination to the date of such receipt, such Participant shall have made himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to, and otherwise cooperate with the Company; provided, however, that the failure to comply with such condition may at any time (whether before, at the time of or subsequent to termination of employment) be waived by the Administrator upon its determination that in its sole judgment there shall not have been and will not be any such substantial adverse effect.

(d) Tax and Other Withholding. Prior to any distribution of cash, Stock or any other benefit available under a Plan Award (including payments under Section 5(d) and Section 7(b) of the Plan) to any Participant, appropriate arrangements (consistent with the Plan and any rules adopted hereunder) shall be made for the payment of any taxes and other amounts required to be withheld by federal, state or local law.

(e) Substitution. The Administrator, in its sole discretion, may substitute a Plan Award for another outstanding Plan Award or Plan Awards of the same or different type, so long as the substituted Plan Award is substantially equivalent in value to the outstanding Award for which the substitution is being made.

Section 8. NON-TRANSFERABILITY OF PLAN AWARDS

(a) Restrictions on Transfer of Awards. Plan Awards shall not be assignable or transferable by the Participant other than by will or by the laws of descent and distribution except that the Participant may, with the consent of the Administrator, transfer, without consideration, Plan Awards that do not constitute Incentive Stock Options to the Participant’s children, stepchildren, grandchildren, parent(s), stepparent(s), grandparent(s), spouse, sibling(s), mother-in-law, father-in-law, son(s)-in-law, daughter(s)-in-law, brother(s)-in-law or sister(s)-in-law, and to persons with whom the Participant has an adoptive relationship, (or to one or more trusts for the benefit of any such family members or to one or more partnerships in which any such family members are the only partners).

(b) Attachment and Levy. No Plan Award shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void. Without limiting the generality of the foregoing, no domestic relations order purporting to authorize a transfer of a Plan Award, or to grant to any person other than the Participant the authority to exercise or otherwise act with respect to a Plan Award, shall be recognized as valid.

Section 9. ADJUSTMENTS TO AWARDS

In the event that the Administrator shall determine that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Stock subject to the Plan and which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of Stock subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Notwithstanding the foregoing, with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b) of the Code (or any successor provision thereto); and provided further that no such adjustment shall cause any Award hereunder that is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section; and provided further that Nonqualified Stock Options subject to grant or previously granted to Non-Employee Directors under Section 4(f) of the Plan at the time of any event described in the preceding sentence shall be subject to only such adjustments as shall be necessary to maintain the relative proportionate interest represented thereby immediately prior to any such event and to preserve, without exceeding, the value of such Options.

Section 10. TERMINATION OF EMPLOYMENT OR SERVICE OR CHANGE OF STATUS

(a) Termination of Employment or Service. In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

(b) Other Change in Employment Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status of n Participant, in the discretion of the Administrator. The Administrator shall follow any applicable provisions and regulations with respect to the treatment of Incentive Stock Options and the written policies of the Company (if any).

Section 11. UNFUNDED STATUS OF THE PLAN

Unless otherwise determined by the Administrator, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant, any Non-Employee Director, or other Person. To the extent any Person holds any right by virtue of a grant under the Plan, such right (unless otherwise determined by the Administrator) shall be no greater than the right of an unsecured general creditor of the Company.

Section 12. RIGHTS AS A SHAREHOLDER

A Participant shall not have any rights as a shareholder with respect to any share of Stock covered by any Plan Award until such Participant shall have become the holder of record of such share of Stock.

Section 13. TERM, AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN AND AGREEMENTS

(a) Term. Unless the Plan is terminated earlier pursuant to subsection (b) of this Section 12, no Incentive Stock Options may be granted under the Plan after ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

(b) Amendment, Modification and Termination of Plan. The Board may, at any time, amend or modify the Plan or any outstanding Plan Award, including without limitation, to authorize the Administrator to make Plan Awards payable in other securities or other forms of property of a kind to be determined by the Administrator, and such other amendments as may be necessary or desirable to implement such Plan Awards, and may terminate the Plan or any provision thereof; provided, however, that the approval of the shareholders of the Company shall be required for any amendment to the Plan to the extent required by applicable law, rules or regulations; and provided, further, that no amendment, alteration, suspension or termination may adversely affect the terms of any option previously granted without the consent of the affected Participant. Subject to the provisions of subsection (c) of this Section 12, the Administrator may, at any time and from time to time, amend or modify any outstanding Plan Award to the extent not inconsistent with the terms of the Plan.

(c) Limitation. Subject to the provisions of subsection (e) of this Section 12, no amendment to or termination of the Plan or any provision hereof, and no amendment or cancellation of any outstanding Plan Award, by the Board, the Administrator or the shareholders of the Company, shall, without the written consent of the affected Participant, adversely affect any outstanding Plan Award.

(d) Survival. The Administrator’s authority to act with respect to any outstanding Plan Award and the Board’s authority to amend the Plan shall survive termination of the Plan.

(e) Amendment for Changes in Law. Notwithstanding the foregoing provisions, the Board and Administrator shall have the authority to (i) amend outstanding Plan Awards and the Plan to take into account changes in law and tax and accounting rules as well as other developments and to comply with the requirements of, or satisfy an exception under, the statutory or regulatory requirements set forth in Code Section 409A, and (ii) grant Plan Awards that qualify for beneficial treatment under such rules, without shareholder approval (unless otherwise required by law or the applicable rules of any securities exchange on which the Stock is then traded) and without Participant consent.

Section 14. INDEMNIFICATION AND EXCULPATION

(a) Indemnification. Each person who is or shall have been a member of the Board and the Administrator shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or become a party or in which such person may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company’s written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person’s lack of good faith; subject, however, to the condition that, upon the institution of any claim, action, suit or proceeding against such person, such person shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify or hold such person harmless.

(b) Exculpation. Each member of the Board and the Administrator, and each officer and employee of the Company, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Board, or the Administrator, or an officer or employee of the Company, be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

Section 15. EXPENSES OF PLAN

The entire expense of offering and administering the Plan shall be borne by the Company and its participating Subsidiaries; provided, that the costs and expenses associated with the redemption or exercise of any Plan Award, including but not limited to commissions charged by any agent of the Company, may be charged to the Participants.

Section 16. FINALITY OF DETERMINATIONS

Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Board or the Administrator shall be final and shall be binding and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Company, its Subsidiaries, the shareholders, the Administrator, the directors, officers, and employees of the Company and its Subsidiaries, the Participants, and their respective successors in interest.

Section 17. NO RIGHTS TO CONTINUED EMPLOYMENT OR TO PLAN AWARD

(a) No Right to Employment. Nothing contained in this Plan, or in any booklet or document describing or referring to the Plan, shall be deemed to confer on any Participant the right to continue as an employee of the Company or any Subsidiary, whether for the duration of any performance period, restriction period, or vesting period under a Plan Award, or otherwise, or affect the right of the Company or Subsidiary to terminate the employment of any Participant for any reason.

(b) No Right to Award. No Employee or other person shall have any claim or right to be granted a Plan Award under the Plan. Receipt of an Award under the Plan shall not give a Participant or any other person any right to receive any other Plan Award under the Plan. A Participant shall have no rights in any Plan Award, except as set forth herein and in the applicable award agreement.

Section 18. ACCELERATED VESTING IN CONNECTION WITH A CHANGE IN CONTROL.

In the event of a Change in Control, any outstanding Option that is not assumed or continued, or an equivalent option or right is not substituted therefor pursuant to the Change in Control transaction’s governing document, shall become fully vested and exercisable “immediately prior to” the effective date of such Change in Control and shall expire upon the effective date of such Change in Control. For purposes of this Section 18, “immediately prior to” shall mean sufficiently in advance of the Change in Control transaction such that there will be time for each affected Participant to exercise his or her Option and participate in the Change in Control transaction in the same manner as all other holders of Stock. If an Option becomes fully vested and exercisable immediately prior to a Change in Control, the Administrator shall notify the affected Participant in writing or electronically that the Option has become fully vested and exercisable, and that the Option will terminate upon the Change in Control.

Unless otherwise determined by the Administrator and evidenced in an Award Agreement, in the event that (i) a Change in Control occurs and (ii) the Participant’s employment is terminated by the Company, its successor or Affiliate thereof without Cause on or after the effective date of the Change in Control but prior to 12 months following such Change in Control, then:

(a) any Award carrying a right to exercise that was not previously vested and exercisable shall become fully vested and exercisable and all outstanding Awards shall remain exercisable for one year following such date of termination of employment or service but in no event beyond the original terms of the Award and shall thereafter terminate; and

(b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any Award other than an Award described in (a) granted under the Plan shall lapse and such Awards shall be deemed fully vested and performance conditions imposed with respect to such Awards shall be deemed to be fully achieved.

Section 19. GOVERNING LAW AND CONSTRUCTION

The Plan and all actions taken hereunder shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Florida without regard to principles of conflict of laws. Titles and headings to Sections are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of the Plan.

AMENDMENT NO. 1 TO INTERSEARCH GROUP, INC. 2005 EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 1 to the InterSearch Group, Inc. (the “Company”) 2005 Equity Incentive Plan (the “Plan”) amends the Plan as set forth below effective as of the effective date of the approval of the Company’s shareholders. All capitalized terms not specifically defined in this Amendment shall have the meanings provided to them in the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. The second sentence of Section 3(a) of the Plan is hereby amended in its entirety to read as follows:

“The maximum number of shares of Stock with respect to which Plan Awards may be granted under the Plan, subject to adjustment in accordance with the provisions of Section 9, shall be 1,744,124 shares.”

2. Section 3(c) of the Plan is hereby amended in its entirety to read as follows:

“The shares of Stock involved in the unexercised or undistributed portion of any terminated, expired or forfeited Plan Award shall be made available for further Plan Awards. After the effective date of the Plan, if any shares of Stock subject to awards granted under the Company’s 2004 Equity Incentive Plan, as amended, would again become available for new grants under the terms of such plan as if that plan had remained in effect after its termination date, then those shares of Stock will be available for the purpose of granting Awards under this Plan, thereby increasing the number of shares of Stock available for issuance under this Plan as determined under the second sentence of Section 3(a). Any such shares of Stock will not be available for future awards under the terms of the Company’s 2004 Equity Incentive Plan, as amended.”

3. Except to the extent amended hereby, the terms and provisions of the Plan shall remain in full force and effect.

AMENDMENT NO. 2 TO INTERSEARCH GROUP, INC.

2005 EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 2 to the InterSearch Group, Inc. (the “Company”) 2005 Equity Incentive Plan (the “Plan”) amends the Plan as set forth below effective as of July 27, 2006. All capitalized terms not specifically defined in this Amendment shall have the meanings provided to them in the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. The third sentence of Section 4(f)(4) is hereby amended in its entirety to read as follows:

“Notwithstanding the foregoing, except as otherwise provided by the unanimous approval of the Board, such Options shall terminate on the earlier of:

(A) ten years after the date of grant;

(B) ninety (90) calendar days after the Non-Employee Director ceases to be a director of the Company for any reason, including as a result of the Non-Employee Director’s death, disability or retirement; or

(C) upon the Non-Employee Director’s removal for Cause.”

2. Section 9 is hereby amended in its entirety to read as follows:

“In the event of any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event affects the Stock, the Administrator shall adjust the Plan or Award in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or Award. In such case, the Administrator may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Stock subject to the Plan and which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of Stock subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award;

1

provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Notwithstanding the foregoing, with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b) of the Code (or any successor provision thereto); and provided further that no such adjustment shall cause any Award hereunder that is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section; and provided further that Nonqualified Stock Options subject to grant or previously granted to Non-Employee Directors under Section 4(f) of the Plan at the time of any event described in the preceding sentence shall be subject to only such adjustments as shall be necessary to maintain the relative proportionate interest represented thereby immediately prior to any such event and to preserve, without exceeding, the value of such Options.”

3. Except to the extent amended hereby, the terms and provisions of the Plan shall remain in full force and effect.

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AMENDMENT NO. 3 TO INTERSEARCH GROUP, INC.

2005 EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 3 to the InterSearch Group, Inc. (the “Company”) 2005 Equity Incentive Plan (the “Plan”) amends the Plan as set forth below effective as of the effective date of the approval of the Board of Directors of the Company.

All capitalized terms not specifically defined in this Amendment shall have the meanings provided to them in the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. The second sentence of Section 1(b)(12) of the Plan is hereby amended in its entirety to read as follows:

“(12) The term “Fair Market Value” shall mean, with respect to a share of Stock: (i) if the Stock is listed on one or more established stock exchanges or national market systems, including, without limitation, the American Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market, or the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Stock is listed on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (ii) if the Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the high bid and low asked prices for the Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock of the type described in (i) and (ii), above, the Fair Market Value shall be determined by the Administrator in good faith.”

2. Except to the extent amended hereby, the terms and provisions of the Plan shall remain in full force and effect.

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

INTERSEARCH GROUP, INC.

INCENTIVE STOCK OPTION AGREEMENT

InterSearch Group, Inc., a Florida corporation (the “Company”), hereby grants to the individual named below an option (the “Option Agreement”) to purchase certain shares of                      Stock of the Company pursuant to the InterSearch Group, Inc. 2005 Equity Incentive Plan, in the manner and subject to the provisions of this Option Agreement. Capitalized terms used but not defined herein shall have the meaning given to them in the Plan.

1.	Definitions:

(a)	“Code” shall mean the Internal Revenue Code of 1986, as amended. (All references to Sections of the Code are to such Sections as they may from time to time be amended or renumbered.)

(b)	“Company” shall mean InterSearch Group, Inc., a Florida corporation, and any successor corporation thereto.

(c)	“Date of Option Grant” shall mean , 200 .

(d)	“Disability” shall mean disability within the meaning of Section 22(e)(3) of the Code, as determined by the Board in its sole discretion under procedures established by the Board of Directors of the Company.

(e)	“Exercise Price” shall mean ($ ) per share as adjusted from time to time pursuant to the Plan.

(f)	“Number of Option Shares” shall mean ( ) shares of Stock of the Company as adjusted from time to time pursuant to the Plan.

(g)	“Option Term Date” shall mean the date ten (10) years after the Date of Option Grant.

(h)	“Optionee” shall mean .

(i)	“Participating Company” shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Code.

(j)	“Participating Company Group” shall mean at any point in time all corporations collectively which are then a Participating Company.

(k)	“Plan” shall mean the InterSearch Group, Inc. 2005 Equity Incentive Plan, as amended from time to time.

2.	Status of the Option. This Option is intended to be an incentive stock option as described in Section 422 of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee’s own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

3.	Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the “Board”) and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, other than the power to terminate or amend the Plan as provided in the Plan, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation or election.

4.	Exercise and Vesting of the Option.

(a)	Right to Exercise. The Option shall vest and become exercisable from time to time, subject to the schedule set forth below, in whole or in part, and subject to the termination provisions of Paragraphs 6 and 7 hereof:

(i)	On or after , the Option shall be vested and may be exercised to purchase up to % of the Number of Option Shares.

(ii)	Thereafter, on each [day/month] beginning on , the Option shall vest with respect to % of the Number of Option Shares. This provision shall be interpreted such that on or after , the Option shall be vested and may be exercised with respect to 100% of the Number of Option Shares (assuming that none of the Options have been previously exercised).

The schedule set forth above is cumulative, so that shares as to which the Option has become exercisable on and after a date indicated by the schedule may be purchased pursuant to exercise of the Option at any subsequent date prior to termination of the Option. The Option may be exercised at any time and from time to time to purchase up to the number of shares as to which it is then exercisable.

Notwithstanding the foregoing, if the aggregate fair market value, determined as of the Date of Option Grant, of the stock with respect to which the Optionee may exercise incentive stock options (determined without regard to this provision) for the first time during any calendar year (under this Plan or under any other plan of the Participating Company Group), as determined in accordance with Section 422(d) of the Code, shall exceed one hundred thousand dollars ($100,000), the Option shall be deemed a nonqualified stock option to the extent of such excess.

(b)	Method of Exercise. The Option shall be exercised by written notice to the Company in the form of Exhibit A hereto stating the election to exercise the Option, the Number of Option Shares for which the Option is being exercised and such other representations and agreements as to the Optionee’s investment intent with respect to such shares as may be required by the Company. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Paragraph 6 hereof, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of joint escrow instructions referenced below.

(c)	Form of Payment of Option Price. Such payment shall be made in cash, check or cash equivalent or in any other form as may be permitted by the Board in its sole discretion.

(d)

Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

(e)	Certificate Registration. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

(f)	Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.

THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED.

As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

(g)	Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

5.	Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

6.	Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above or (b) the last date for exercising the Option following termination of employment as described in Paragraph 7 hereof.

7.	Termination of Employment.

(a)	Termination of the Option. Except as otherwise provided in the Plan, if the Optionee ceases to be an employee of the Participating Company Group for any reason except death or Disability, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three (3) months after the date on which the Optionee’s employment terminates, but in any event no later than the Option Term Date. If the Optionee’s employment with the Participating Company Group is terminated because of the death or Disability of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee’s legal representative) at any time prior to the expiration of twelve (12) months from the date the Optionee’s employment terminated, but in any event no later than the Option Term Date. The Optionee’s employment shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee’s termination of employment. This Paragraph shall be interpreted such that the Option ceases to vest on the date on which the Optionee ceases to be an employee of the Participating Company Group (pursuant to this Paragraph 7) for any reason, notwithstanding any period after such cessation of employment during which the Option may remain exercisable as provided in this Paragraph 7.

(b)	Termination of Employment Defined. For purposes of this Paragraph 7, the Optionee’s employment shall be deemed to have terminated either upon an actual termination of employment or upon the Optionee’s employer ceasing to be a Participating Company.

(c)	Exercise Prevented by Law. Except as provided in this Paragraph 7, the Option shall terminate and may not be exercised after the Optionee’s employment with the Participating Company Group terminates unless the exercise of the Option in accordance with this Paragraph 7 is prevented by the provisions of Paragraph 4(f) hereof. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

(d)	Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee’s termination of employment, or (iii) the Option Term Date.

(e)	Leave of Absence. For purposes hereof, the Optionee’s employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee’s employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee’s right to reemployment with the Participating Company Group remains guaranteed by statute or contract.

8.	Rights as a Stockholder or Employee. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in the Plan. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee’s employment at any time.

9.	Notice of Sales Upon Disqualifying Disposition. The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee’s name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

10.	Legends. The Company may at any time place legends referencing any applicable federal or state securities law restriction on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of stock acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this Paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

(a)

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE

REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SHARES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SHARES REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

(b)	THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) FOR A PERIOD OF ONE YEAR FROM THE DATE OF EXERCISE OF THE OPTION OR TWO YEARS FROM THE DATE OF GRANT OF THE OPTION.

11.	Initial Public Offering. The Optionee hereby agrees that in the event of an Initial Public Offering of stock made by the Company under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered under the Securities Act.

12.	Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

13.	Termination or Amendment. The Board may terminate or amend this Option Agreement at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such amendment is required to enable the Option to qualify as an Incentive Stock Option or to comply with any change in law or tax and accounting rules, including the provisions of Code Section 409A.

14.	Integrated Agreement. This Option Agreement and the Plan constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no other agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company with respect to the subject matter contained herein other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

15.	Terms and Conditions of Plan. The terms and conditions included in the Plan are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Option Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

16.	Applicable Law. This Option Agreement shall be governed by the laws of the State of Florida as such laws are applied to agreements entered into and performed entirely within the State of Florida and without regard to the rules of such State regarding choice of laws.

17.	Effect of Certain Transactions. Notwithstanding anything to contrary in this Option Agreement, in the event that the Optionee has entered into a nondisclosure, invention and/or non-competition agreement with the Company, either separately or as part of an employment agreement, and the Optionee breaches any such agreement, the Optionee shall forfeit all of Number of Option Shares granted pursuant to this Option Agreement, whether or not vested or exercisable.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

SIGNATURE PAGES TO FOLLOW.]

SEPARATE SIGNATURE PAGE TO INTERSEARCH GROUP, INC.

INCENTIVE STOCK OPTION AGREEMENT

INTERSEARCH GROUP, INC.

By:
Daniel O’Donnell
President

The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option Agreement subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company made in good faith upon any questions arising under this Option Agreement.

The undersigned hereby acknowledges receipt of a copy of the Plan.

Date:
[Name of Optionee]

EXHIBIT A

[Date]

InterSearch Group, Inc.

______________________

______________________

Attn: President

Re:	Exercise of Incentive Stock Option

Dear Sirs:

Pursuant to the terms and conditions of the Incentive Stock Option Agreement dated as of                              , 200    (the “Agreement”), between                    (“Optionee”) and InterSearch Group, Inc. (the “Company”), Optionee hereby agrees to purchase                     shares (the “Shares”) of the                     Stock of the Company and tender payment in full for such shares in accordance with the terms of the Agreement.

The Shares are being issued to Optionee in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”). In connection with such purchase, Optionee represents, warrants and agrees as follows:

1.	The Shares are being purchased for the Optionee’s own account and not for the account of any other person, with the intent of holding the Shares for investment and not with the intent of participating, directly or indirectly, in a distribution or resale of the Shares or any portion thereof.

2.	The Optionee is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon independent examination and judgment as to the prospects of the Company.

3.	The Optionee has had complete access to and the opportunity to review all material documents related to the business of the Company, has examined all such documents as the Optionee desired, is familiar with the business and affairs of the Company and realizes that any purchase of the Shares is a speculative investment and that any possible profit therefrom is uncertain.

4.	The Optionee has had the opportunity to ask questions of and receive answers from the Company and its executive officers and to obtain all information necessary for the Optionee to make an informed decision with respect to the investment in the Company represented by the Shares.

5.	The Optionee is able to bear the economic risk of any investment in the Shares, including the risk of a complete loss of the investment, and the Optionee acknowledges that he or she may need to continue to bear the economic risk of the investment in the Shares for an indefinite period.

6.	The Optionee understands and agrees that the Shares are being issued and sold to the Optionee without registration under any state or federal laws relating to the registration of securities, in reliance upon exemptions from registration under appropriate state and federal laws based in part upon the representations of the Optionee made herein.

7.	The Company is under no obligation to register the Shares or to comply with any exemption available for sale of the Shares by the Optionee without registration, and the Company is under no obligation to act in any manner so as to make Rule 144 promulgated under the 1933 Act available with respect to any sale of the Shares by the Optionee.

8.	The Optionee has not relied upon the Company or an employee or agent of the Company with respect to any tax consequences related to exercise of this Option or the disposition of the Shares. The Optionee assumes full responsibility for all such tax consequences and the filing of all tax returns and elections the Optionee may be required to or find desirable to file in connection therewith.

Very truly yours,

[Name of Optionee]

[Address of Optionee]

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

INTERSEARCH GROUP, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

InterSearch Group, Inc., a Florida corporation (the “Company”), hereby grants to the individual named below an option (the “Option Agreement”) to purchase certain shares of                     Stock of the Company pursuant to the InterSearch Group, Inc. 2005 Equity Incentive Plan, in the manner and subject to the provisions of this Option Agreement. Capitalized terms used but not defined herein shall have the meaning given to them in the Plan.

1.	Definitions:

(a)	“Code” shall mean the Internal Revenue Code of 1986, as amended. (All references to Sections of the Code are to such Sections as they may from time to time be amended or renumbered.)

(b)	“Company” shall mean InterSearch Group, Inc., a Florida corporation, and any successor corporation thereto.

(c)	“Date of Option Grant” shall mean , 200 .

(d)	“Disability” shall mean disability within the meaning of Section 22(e)(3) of the Code, as determined by the Board in its sole discretion under procedures established by the Board of Directors of the Company.

(e)	“Exercise Price” shall mean ($ ) per share, as adjusted from time to time pursuant to the Plan.

(f)	“Number of Option Shares” shall mean ( ) shares of Stock of the Company as adjusted from time to time pursuant to the Plan.

(g)	“Option Term Date” shall mean .

(h)	“Optionee” shall mean .

(i)	“Participating Company” shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Code.

(j)	“Participating Company Group” shall mean at any point in time all corporations collectively which are then a Participating Company.

(k)	“Plan” shall mean the InterSearch Group, Inc. 2005 Equity Incentive Option Plan, as amended from time to time.

2.	Nonqualified Stock Option. This Option is intended to be a nonqualified stock option. The Optionee should consult with the Optionee’s own tax advisors regarding the tax effects of this Option.

3.	Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the “Board”) and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, other than the power to terminate or amend the Plan as provided in the Plan, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation or election.

4.	Exercise and Vesting of the Option.

(a)	Right to Exercise. The Option shall vest and become exercisable from time to time, subject to the schedule set forth below, in whole or in part, and subject to the termination provisions of Paragraph 6 hereof and the Optionee’s agreement that any shares purchased upon exercise are subject to the Company’s repurchase rights set forth in Paragraph 9 hereof:

(i)	On or after , the Option shall be vested and may be exercised to purchase up to % of the Number of Option Shares.

(ii)	Thereafter, on each [day/month] beginning on , the Option shall vest with respect to % of the Number of Option Shares. This provision shall be interpreted such that on or after , the Option shall be vested and may be exercised with respect to 100% of the Number of Option Shares (assuming that none of the Options have been previously exercised).

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The schedule set forth above is cumulative, so that shares as to which the Option has become exercisable on and after a date indicated by the schedule may be purchased pursuant to exercise of the Option at any subsequent date prior to termination of the Option. The Option may be exercised at any time and from time to time to purchase up to the number of shares as to which it is then exercisable.

(b)	Method of Exercise. The Option shall be exercised by written notice to the Company in the form of Exhibit A hereto stating the election to exercise the Option, the Number of Option Shares for which the Option is being exercised and such other representations and agreements as to the Optionee’s investment intent with respect to such shares as may be required by the Company. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Paragraph 6 below, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current form of joint escrow instructions referenced below.

(c)	Form of Payment of Option Price. Such payment shall be made in cash, check or cash equivalent or in any other form as may be permitted by the Board in its sole discretion.

(d)	Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

(e)	Certificate Registration. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

(f)

Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised

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unless (i) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.

THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED.

As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

(g)	Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

5.	Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

6.	Termination of the Option. The Option shall terminate and may no longer be exercised on the Option Term Date as defined above.

7.	Rights as a Stockholder or Employee. The Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in the Plan. Nothing in the Option shall confer upon the Optionee any right to be employed by, or to continue in the employment of, a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee’s employment at any time.

8.

Legends. The Company may at any time place legends referencing any applicable federal or state securities law restriction on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares of stock acquired pursuant

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to the Option in the possession of the Optionee in order to effectuate the provisions of this Paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SHARES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SHARES REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

9.	Initial Public Offering. The Optionee hereby agrees that in the event of an Initial Public Offering of stock made by the Company under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered under the Securities Act.

10.	Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

11.	Termination or Amendment. The Board may terminate or amend this Option Agreement at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee, unless such amendment is required to comply with any change in law or tax and accounting rules, including the provisions of Code Section 409A.

12.	Integrated Agreement. This Option Agreement and the Plan constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no other agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company with respect to the subject matter contained herein other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

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13.	Terms and Conditions of Plan. The terms and conditions included in the Plan are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Option Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

14.	Applicable Law. This Option Agreement shall be governed by the laws of the State of Florida as such laws are applied to agreements entered into and performed entirely within the State of Florida and without regard to the rules of such State regarding choice of laws.

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SEPARATE SIGNATURE PAGE TO INTERSEARCH GROUP, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

INTERSEARCH GROUP, INC.

By:
Daniel O’Donnell President

The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option Agreement subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company made in good faith upon any questions arising under this Option Agreement.

The undersigned hereby acknowledges receipt of a copy of the Plan.

Date:
[Name of Optionee]

EXHIBIT A

[Date]

InterSearch Group, Inc.

__________________________

__________________________

Attn: President

Re:	Exercise of Non-Qualified Stock Option

Dear Sirs:

Pursuant to the terms and conditions of the Non-Qualified Stock Option Agreement dated as of                     , 200    , (the “Agreement”), between                      (“Optionee”) and InterSearch Group, Inc. (the “Company”), the Optionee hereby agrees to purchase              shares (the “Shares”) of the                      Stock of the Company and tender payment in full for such shares in accordance with the terms of the Agreement.

The Shares are being issued to Optionee in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”). In connection with such purchase, Optionee represents, warrants and agrees as follows:

1.	The Shares are being purchased for the Optionee’s own account, and not for the account of any other person, with the intent of holding the Shares for investment and not with the intent of participating, directly or indirectly, in a distribution or resale of the Shares or any portion thereof.

2.	The Optionee is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon independent examination and judgment as to the prospects of the Company.

3.	The Optionee has had complete access to and the opportunity to review all material documents related to the business of the Company, has examined all such documents as the Optionee desired, is familiar with the business and affairs of the Company and realizes that any purchase of the Shares is a speculative investment and that any possible profit therefrom is uncertain.

4.	The Optionee has had the opportunity to ask questions of and receive answers from the Company and its executive officers and to obtain all information necessary for the Optionee to make an informed decision with respect to the investment in the Company represented by the Shares.

5.	The Optionee is able to bear the economic risk of any investment in the Shares, including the risk of a complete loss of the investment, and the Optionee acknowledges that he or she may need to continue to bear the economic risk of the investment in the Shares for an indefinite period.

6.	The Optionee understands and agrees that the Shares are being issued and sold to the Optionee without registration under any state or federal laws relating to the registration of securities, in reliance upon exemptions from registration under appropriate state and federal laws based in part upon the representations of the Optionee made herein.

7.	The Company is under no obligation to register the Shares or to comply with any exemption available for sale of the Shares by the Optionee without registration, and the Company is under no obligation to act in any manner so as to make Rule 144 promulgated under the 1933 Act available with respect to any sale of the Shares by the Optionee.

8.	The Optionee has not relied upon the Company or an employee or agent of the Company with respect to any tax consequences related to exercise of this Option or the disposition of the Shares. The Optionee assumes full responsibility for all such tax consequences and the filing of all tax returns and elections the Optionee may be required to or find desirable to file in connection therewith.

Very truly yours,

[Name of Optionee]

(Address)

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